SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2005

Date of Report

(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (IRS Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 below is incorporated into this Item 1.01 by reference.

Item 1.02.            Termination of a Material Definitive Agreement.

The information set forth under Item 5.02 below is incorporated into this Item 1.02 by reference.

Item 5.02.            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2005, AutoZone, Inc. (the "Company") announced that Robert D. Olsen has been promoted to Executive Vice President, Supply Chain, Information Technology, Store Development and Mexico, and Harry L. Goldsmith has been promoted to Executive Vice President, General Counsel and Secretary with primary responsibility for the Company's legal affairs and loss prevention programs.

Mr. Olsen, 52, had been Senior Vice President - Mexico and Store Development of the Company.  He was elected Senior Vice President in fiscal 2000.  From 1993 to 2000, Mr. Olsen was Executive Vice President and Chief Financial Officer of Leslie's Poolmart.  From 1985 to 1989, he held several positions with AutoZone, including Controller, Vice President-Finance, and Senior Vice President and Chief Financial Officer.

Mr. Goldsmith, 54, had been Senior Vice President, Secretary and General Counsel of the Company since 1996.  He was Vice President, General Counsel and Secretary of the Company from 1993 to 1996.

The Company also announced that Michael E. Longo has resigned as Executive Vice President, Supply Chain, Information Technology, Mexico & Store Development effective October 28, 2005.  The Company and Mr. Longo have entered into an agreement dated October 19, 2005, pursuant to which Mr. Longo's employment will terminate on October 28, 2005, and he will continue to receive his current salary for two years after such date and will receive a prorated bonus for the 2006 fiscal year at the time such bonuses are paid.  If Mr. Longo elects COBRA coverage, he also will receive an additional amount sufficient to cover the difference between his current premium payments for group health insurance and the premium payments pursuant to COBRA.  The agreement also provides that Mr. Longo will not compete with AutoZone or hire any AutoZone employee during the two-year period.  The Employment and Non-Compete Agreement dated August 31, 1999, between Mr. Longo and the Company was terminated effective October 19, 2005.

The press release announcing the organizational changes described above is attached hereto as Exhibit 99.1.

Item 9.01.               Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 5.02:

(c)        Exhibit 99.1     Press Release dated October 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        AUTOZONE, INC.

                                                                        By:       /s/ Harry L. Goldsmith

Harry L. Goldsmith

Executive Vice President, General Counsel & Secretary

   Dated:  October 20, 2005

EXHIBIT INDEX

99.1    Press Release dated October 19, 2005.